SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement
[ ]  Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

                           Quadtech International Inc.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which the transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           QUADTECH INTERNATIONAL INC.
           300 - 1055 West Hastings St., Vancouver, BC, Canada V6E 2E9


                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY


                                                        Vancouver, BC, Canada
                                                        July 7, 2006

     This information statement has been mailed on or about *, 2006 to the stockholders of record on *, 2006 (the "Record Date") of Quadtech International Inc., a Nevada corporation (the "Company"), in connection with certain actions to be taken by the written consent by the stockholders holding a majority of the capital stock of the Company, dated as of June 30, 2006. The actions to be taken pursuant to the written consent shall be taken on or about *, 2006, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.



                                   By Order of the Board of Directors,


                                   /s/ John Meier
                                   --------------
                                   John Meier
                                   Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING CAPITAL STOCK IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED JUNE 30, 2006

To Our Stockholders:

     NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of stockholders holding a majority of the outstanding capital stock of the Company dated June 30, 2006, in lieu of a special meeting of the stockholders. Such action will be taken on or about *, 2006:

     1. To ratify the amendment of the Company's Articles of Incorporation, as amended, pursuant to which the Company undertook a reverse stock split on a 1-for-10 basis of all of its issued and outstanding shares of the common stock, which was effective as of March 31, 2006

     2. To approve the increase of the aggregate number of shares of common stock covered by the 2005 Employee Stock Option Plan (the "Plan") from 3,000,000 to 30,000,000.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     As of the Record Date, 2006, the Company's authorized capitalization consisted of 200,000,000 shares of Common Stock, of which * shares were issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

     Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of June 30, 2006 have voted in favor of the foregoing proposals by resolution dated June 30, 2006; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2006.

     The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     This Information Statement will serve as written notice to stockholders pursuant to Section 78.370 of the Revised Statutes of the State of Nevada.

Interests of Certain Persons in or Opposition to Matters to be Acted Upon

     No officer or director will receive any direct or indirect benefit from the Company's proposed amendments. No officer or director or any person has notified the Company that it intends to oppose the Company's amendments to its Articles of Incorporation.

Change in Control

     To the knowledge of the management, there are no present arrangements or pledges of securities of the Company, which may result in a change in control of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of June 30, 2006, the number of and percent of the Company's common stock beneficially owned by

     o    all directors and nominees, naming them,
     o    our executive officers,
     o our directors and executive officers as a group, without naming them, and
     o persons or groups known by us to own beneficially 5% or more of our Common Stock or our Preferred Stock having voting rights:

     The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on June 30, 2006 and all shares of our common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of June 30, 2006. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our capital stock owned by them.

------------------------------------------ ---------------- ------------------------ ------------------------- ----------------
        Name and address of owner          Title of Class    Capacity with Company       Number of Shares      Percentage of
                                                                                      Beneficially Owned (1)      Class (2)
------------------------------------------ ---------------- ------------------------ ------------------------- ----------------
------------------------------------------ ---------------- ------------------------ ------------------------- ----------------
John Meier                                 Common Stock     CEO and Director                 150,000                  *
320-1100 MELVILLE STREET
VANCOUVER, BC V6E 4A6
CANADA,
------------------------------------------ ---------------- ------------------------ ------------------------- ----------------
Harry Evans                                Common           Director                          25,000                  *
1777 VIA VERDE DRIVE                       Stock
RIALTO, CA, CA 92377
------------------------------------------ ---------------- ------------------------ ------------------------- ----------------
Iloria Corporation Ltd.                    Common                                          9,360,400 (3)            40.35%
STE B 19/F TWR 3 CHN HNG                   Stock
KNG CTY 33 CANTON RD TST
KOWLOON, HONG KONG, CHINA,
------------------------------------------ ---------------- ------------------------ ------------------------- ----------------
Epson Investment Services NV               Common                                          2,090,000 (4)             9.00%
10RTE DE L'AEROPORT                        Stock
1215 GENEVA, 15
SWITZERLAND,
------------------------------------------ ---------------- ------------------------ ------------------------- ----------------
Paramount Trading Company, Inc.            Common                                          1,160,000 (5)             5.00%
WORLD TRADE CENTER                         Stock
1215 GENEVA, 15
SWITZERLAND,
------------------------------------------ ---------------- ------------------------ ------------------------- ----------------
All Officers and                                                                             175,000                  *
Directors As a Group
(5 persons)
------------------------------------------ ---------------- ------------------------ ------------------------- ----------------

*Less than 1% percent of the total amount of issued and outstanding Common Stock of the Company.

(1) This column represents the total number of votes each named stockholder is entitled to vote upon matters presented to the shareholders for a vote.

(2) Based on a total amount of issued and outstanding shares equal to 23,299,262, as of June 30, 2006.

(3) Mr. Blythe in his capacity as principal of Iloria Corporation Ltd., has the voting and investment power over the shares listed. Mr. Blythe disclaims beneficial ownership of such shares.

(4) David Craven in his capacity as principal of Epson Investment Services NV has the voting and investment power over the shares listed. Mr. Craven disclaims beneficial ownership of such shares.

(5) Mr. Drayton in his capacity as principal of Paramount Trading Company, Inc., has the voting and investment power over the shares listed. Mr. Drayton disclaims beneficial ownership of such shares.

                          GENERAL INFORMATION REGARDING
                  RATIFICATION OF 1-FOR-10 REVERSE STOCK SPLIT

Overview

     The  Company   currently  has  authorized   capital  stock   consisting  of
200,000,000 common shares, $0.001 par value (the "Common Stock"), of which 23,299,262 shares are issued and outstanding, as of May 17, 2006.

     On March 2, 2006, shareholders of the Company holding the majority of issued and outstanding shares of the Company's Common Stock approved for the Company to carry out a 1-for-10 reverse stock split of all of the issued and outstanding shares of the Common Stock of the Company (the "Reverse Split"). On April 3, 2006, the Company filed with the Secretary of State of Nevada an Amendment to the Company's Articles of Incorporation, as amended, to effect the Reverse Split, which became effective as of March 31, 2006.

     By effecting the Reverse Split, the Company has complied with the requirements set forth in Section 78.3055 of the Nevada Revised Statutes to obtain the consent of the majority of the stockholders of the Company. Current Management of the Company discovered that the Company effected the Reverse Split of all of its issued and outstanding shares of common stock in March 2006 without complying with Rules and Regulations, including Regulation 14C, promulgated under the Securities Exchange Act of 1934, as amended. This discovery was made by the current management and securities counsel to the Company during a review of the Company's actions taken during the fiscal quarter ended March 31, 2006, that was completed in connection with the preparation and filing of the Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2006.

     Upon discovery of this situation, the Company has taken affirmative steps to ensure that this does not occur again. Such steps include (i) proceeding to seek stockholders' ratification of the 1-for-10 reverse stock split of all of the issued and outstanding Common Stock shares of the Company, as well as the filing of the Amendment to the Company's Articles of Incorporation, as amended, with the Secretary of State of Nevada (ii) reviewing the Company's current controls and procedures to prevent the occurrence of a similar event in the future, and (iii) adopting controls and procedures to prevent the occurrence of a similar event in the future.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

     On March 2, 2006, the stockholders holding a majority of the capital stock of the Company approved for the Company to amend its Articles of Incorporation, as amended, to conduct a reverse stock split on a 1-for-10 basis of all of the issued and outstanding shares of the common stock (the "Reverse Split"), par value $0.001 per share (the "Common Stock"), of the Company. The Reverse Split was effective as of March 31, 2006. The Board believes that the Reverse Split provided the Company with greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing and stock based acquisitions and provide a more manageable amount of Common Stock shares issued and outstanding allowing the Company's management to more efficiently manage shareholders' interests.

1-For-10 Reverse Stock Split

     On April 3, 2006, the Company filed a Certificate of Amendment to its Articles of Incorporation, as amended, with the Secretary of State of Nevada, in order to effect the Reverse Split. Pursuant to the reverse split, each ten outstanding shares Common Stock shares as of March 31, 2006 (the "Old Shares"), were automatically converted into one Common Stock share (the "New Shares"). The Company complied with the requirements set forth in Section 78.3055 of the Nevada Revised Statutes to obtain the consent of the majority of the stockholders of the Company in order to appropriately effectuate the Reverse Split under State of Nevada securities laws. However, in carrying out the Reverse Split, former management of the Company failed to comply with Federal securities laws, including Regulation 14C, promulgated under the Securities Exchange Act of 1934, as amended which requires the Company to furnish an Information Statement on Schedule 14(c) to the SEC and subsequently disseminate such to all of the shareholders of the Company as of a certain record date chosen to effectuate the Reverse Split. The Company's stockholders are now being asked to ratify the Reverse Split information on which is contained in this Information Statement.

     The reason for the Reverse Split was to increase the Company's per share stock price and allow the Company's management to more efficiently manage shareholders' interests. The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions, and if the Company is successful in generating interest among such entities, it is anticipated that the shares of its Common Stock would have greater liquidity and a stronger investor base. No assurance can be given, however, that the market price of the New Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. The New Shares issued pursuant to the Reverse Stock Split are fully paid and non-assessable. All New Shares have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock, which may be issued.

     The one for ten Reverse Split was effectuated by reducing the number of issued and outstanding shares at the ratio of 10 to 1. Accordingly, as a result of the Reverse Split, as of April 3, 2006, the Company had approximately
1,368,225 issued and outstanding Common Stock shares, and approximately 198,631,776 authorized but unissued Common Stock shares. As of May 17, 2006, the Company had approximately 23,299,262 issued and outstanding Common Stock shares, and approximately 176,700,738 authorized but unissued Common Stock shares. The authorized but unissued Common Stock shares may be used for acquisitions or financing operations of the Company. However, there can be no assurance that the Company will be successful in making any such acquisitions or obtaining any such financings. Except for as was reported by the Company in its Current Report filed on Form 8-K with the Securities and Exchange Commission on April 6, 2006, that the Company issued 19,831,000 Common Stock shares as consideration for the cancellation of debt of the Company (the "Debt") in aggregate amount of $198,310 previously held by certain debt holders, the Company has no current plans for the issuance of Common Stock shares for acquisitions or financings. In addition, the Reverse Stock Split has potentially dilutive effects on each of the shareholders. Each of the shareholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

     The Reverse Stock Split did not alter any shareholder's percentage interest in the Company's equity, except to the extent that the Reverse Stock Split resulted in any of the Company's shareholders owning a fractional share. In lieu of issuing fractional shares, the Company issued to any shareholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Split an additional full share of its common stock. The principal effect of the Reverse Stock Split was that the number of shares of Common Stock issued and outstanding on March 31, 2006, was reduced from 13,682,244 to approximately 1,368,225.

     In addition, as of March 31, 2006, all outstanding options entitling the holders thereof to purchase shares of the Company's common stock entitles such holders to receive, upon exercise of their options, 1/10 of the number of shares of the Company's Common Stock which such holders may purchase upon exercise of their options. In addition, commencing on March 31, 2006, the exercise price of all outstanding options has increased by a multiple of ten. Furthermore, the number of shares covered by, and issuable pursuant to, the 2005 Employee Stock Option Plan was reduced from 30,000,000 Common Stock shares to 3,000,000 Common Stock shares.

The Company believes that the Federal income tax consequences of the reverse stock split to holders of Common Stock will be as follows:

(i) Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii) Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefore.

(iii) Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

(iv) The conversion of the Old Shares into the new shares will produce no taxable income or gain or loss to the Company.

(v) The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE REFERENCED IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

                       INCREASE IN SHARES OF COMMON STOCK
                 COVERED BY THE 2005 EMPLOYEE STOCK OPTION PLAN

     Under the 2005 Employee Stock Option Plan (the "Plan"), as a result of the Reverse Split, the aggregate number of shares of Common Stock covered by, and issuable under the Plan was reduced to 3,000,000 shares (the "Plan Shares"). The Company is hereby proceeding to seek stockholders' approval of the increase of the Plan Shares from 3,000,000 to 30,000,000 (the "Increase in Plan Shares"), the amount that it was authorized to grant prior to the Reverse Split. The Company believes that the Increase in Plan Shares provides the Company with greater flexibility to further the interests of the Company and its stockholders by attracting and retaining qualified employees of, and consultants to, the Company (or Parent or Subsidiary Corporations) and encouraging employees to acquire shares of the Company's Stock, thereby acquiring a proprietary interest is its business and an increased personal interest in its continued success and progress. Such purpose shall be, accomplished among other means, by providing for the granting of options ("Options") to acquire the Company's Stock and direct grants of Common Stock. The Board further believes that Options and Common Stock granted under the Plan give the Company greater flexibility to compensate any person employed by the Registrant either as employee, officer director or independent consultant, provided that no person can be granted options under the plan for services related to capital raising or promotional activities. A copy of the Plan is attached hereto as Appendix A.

Federal Income Tax Consequences.

     A participant receiving restricted stock, performance shares, or performance-based awards will not recognize taxable income at the time of grant. At the time the restrictions lapse on restricted stock, or performance shares or performance-based awards are paid, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for such award and fair market value of the Stock or amount received on the date of exercise, lapse of restriction or payment. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.


                          Cost of Information Statement

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of Common Stock.

                   Forward-Looking Statements and Information

     This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

     The forward-looking statements are based on management's current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

     You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

              Where You Can Find More Information About the Company

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").


                                   By Order of the Board of Directors,


                                   /s/ John Meier
                                   -------------
                                   John Meier
                                   Chief Executive Officer

Vancouver, BC, Canada
July 7, 2006

                                                                      APPENDIX A

                           QUADTECH INTERNATIONAL INC.
                         2005 EMPLOYEE STOCK OPTION PLAN
                           (ADOPTED AS OF MAY 6, 2006)

                                    ARTICLE I
                                  GENERAL TERMS

1.1 PURPOSE OF PLAN; TERM

     (a) ADOPTION. On May 6, 2005, the Board of Directors (the "Board") of MEIER WORLDWIDE INTERMEDIA, Inc., a Nevada corporation (the "Company"), adopted this stock option plan to be known as the Meier Worldwide Intermedia Inc. Employee Stock Option Plan (the "Plan").

     (b) DEFINED TERMS. All initially capitalized terms used in the Plan shall have the meanings set forth in Article IV hereto.

     (c) GENERAL PROPOSES. The purpose of the Grant Program is to further the interests of the Company and its stockholders by attracting and retaining employees of the Company (or Parent or Subsidiary Corporations) and encouraging employees to acquire shares of the Company's Stock, thereby acquiring a proprietary interest is its business and an increased personal interest in its continued success and progress. Such purpose shall be, accomplished by providing for the granting of options ("Options") to acquire the Company's Stock.

     (d) CHARACTER OF OPTIONS. Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as "incentive stock options" as defined in Code Section 422 ("Incentive Stock Options") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

     (e) RULE 16b-3 PLAN. With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended ("1934 Act"), the Plan is intended to comply with all applicable conditions of Rule 16b-3 and all subsequent revisions thereof) ("Rule 16b-3") promulgated under the 1934 Act. In such instance, to the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the stockholders of the Company.

     (f) DURATION OF PLAN. The term of the Plan shall be 10 years commencing on the date of adoption of the Plan by the Board as specified in Section 1.l(a) hereof. No Option shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

1.2 STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN

     (a) DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The stock subject to the provisions of the Plan and issuable upon exercise of Options granted under the Plan is shares of the Company's Common Stock, $.001 par value per share (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. Subject to adjustment as provided in Section 3.1 hereof, the aggregate number of shares of Stock covered by the Plan and issuable hereunder shall be 30,000,000 shares of Stock.

     (b) CALCULATION OF AVAILABLE SHARES. For purposes of calculating the maximum number of shares of Stock, which may be issued under the Plan, the shares issued (including the shares, if any, withheld for tax withholding requirements) upon exercise of an Option shall be counted.
          (c) RESTORATION OF UNPURCHASED SHARES. If an Option expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option shall, without further action by or on behalf of the Company, again be available under the Plan.

1.3 APPROVAL; AMENDMENTS

     (a) APPROVAL BY STOCKHOLDERS. The Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board.

          Stockholder approval shall be evidenced by the affirmative vote by the holders of a majority of the shares of the Company's Stock, present in person or by proxy and voting at the meeting. The date such stockholder approval has been obtained shall be referred to herein as the "Effective Date."

     (b)  COMMENCEMENT   OF  PROGRAMS.   The  Grant   Program   Shall   commence
          immediately.


     (c) AMENDMENTS TO PLAN. The Board may, without action on the part of the Company's stockholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, however, that the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Option outstanding under the Plan, and further provided that, except as provided in Article III hereof, the Board may not, without the approval of the Company's stockholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the Exercise Price at which Options may be granted or the Exercise Price at which any outstanding Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Options under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to a initial grant of any such Option and within one year thereafter such amendment is approved by the Company's stockholders, and (B) each such Option granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                                   ARTICLE II

                                  GRANT PROGRAM

2.1 PARTICIPANTS; ADMINISTRATION

     (a) ELIGIBILITY AND PARTICIPATION. Options may be granted only to persons ("Eligible Persons") who, at the time of grant, are employees of the Company (or Parent or Subsidiary Corporations); provided, however, the maximum number of shares of Stock with respect to which Options may be granted to any employee during the term of the Plan shall not exceed 50 percent of the shares of Stock covered by and is issuable under the Plan as specified in Section 1.2(a) hereof. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Option is to be an Incentive Stock Option, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding.

     (b) GENERAL ADMINISTRATION. The power to administer the Grant Program shall be vested with the Board or a committee designated by the Board. The Board may appoint a Senior Committee ("Senior Committee"), which may, at the discretion of the Board, be constituted so as to comply wish the applicable requirements of Rule 16b-3 and Code Section 162(m), and the Board may delegate to such Senior Committee the power to administer the Grant Program with respect to Eligible Persons who are Affiliates and/or non-Affiliates. The Board may also appoint an Employee Committee ("Employee Committee") of two or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Grant Program with respect to Eligible Persons that are not Affiliates for purposes of this Plan, the term Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act), all "covered persons" (as that term is defined in Code Section 162(m)), directors of the Company, and all persons who own 10 percent or more of the Company's issued and outstanding equity securities.

     (c) PLAN ADMINISTRATORS. The Board, the Senior Committee, the Employee Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Grant Program, to grant Options under the Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Grant Program and to make such determinations under, and issue such interpretations of, the Grant Program and any outstanding Option as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the Grant Program or any outstanding Option. The Senior Committee, the Employee committee and/or any other committee allowed hereunder, in their respective sole discretion, may make specific grants of Options conditioned on approval of a Board.

          The Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee, or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may, at any time, terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee.

     (d) GUIDELINES FOR PARTICIPATION. In designating and selecting Eligible Persons for participation in the Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.

     (e) The Plan Administrators, in addition to any other powers granted it hereunder, shall have the power, subject to the express provisions of the Plan: (1) To determine the provisions of the respective Options other than those provisions expressly stated or limited herein, which terms and provisions may be set forth in Option agreements: (2) Without limiting the generality of the foregoing, to provide in Option agreements, in its discretion: (a) For an agreement by the Optionholder to render services to the Corporation upon such terms and conditions as shall be specified in the agreement; provided however, that no options may be granted for services rendered in connection with the raising of capital for the Company or for promotional activities rendered on behalf of the company; (b) For restrictions on the transfer, sale, or disposition of the stock to be issued to the Optionholder upon the exercise of his Option.

          (3) To require, whether or not provided for in the pertinent Option or Option agreement of any person exercising an Option granted under the Plan, at the time of such exercise, the execution of any paper or the making of any representation or the giving of any commitment when the Board shall, in its discretion, deem necessary or advisable by reason of the securities laws of the United States or of any State.

          (4) To amend Options previously granted and outstanding under this Plan, but no amendment to any Option agreement shall be made without the consent of the Optionholder if such amendment would adversely affect the Optionholder; and no amendment shall be made to any Option agreement which would cause the inclusion therein of any term or provisions inconsistent with the Plan or Section 422A of the Internal Revenue Code, as amended (if applicable).

          (5) To grant Options after the date the Plan is adopted provided the Options granted are specifically contingent upon approval of this Plan by holders of a majority of the Corporation's outstanding common stock.

2.2  TERMS AND CONDITIONS OF OPTIONS

     (a) ALLOTMENT OF SHARES. A Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of an Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options under this Plan or any other stock option plan of the Company.

     (b) EXERCISE PRICE. Upon the grant of my Option, a Plan Administrator shall specify the price ("Exercise Price") to be paid for each share of Stock upon the exercise of such Option. The Exercise Price may not be less than 100 percent of the fair market value per share of the Stock on the date the Option is granted if the Option (i) is intended to qualify as an Incentive Stock Option, and/or (ii) is intended to qualify for the "performance-based compensation" exception to the tax deduction limits of Code Section 162(m). If the Option is intended to qualify as an Incentive Stock Option and is granted to a stockholder, who at the time the Option is granted, owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company) (or of any Parent or Subsidiary Corporation), the Exercise Price shall not be less than 110 percent of the fair market value per share of Stock on the date that the Option is granted. The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of Section
          3.5 hereof.

     (c) INDIVIDUAL STOCK OPTION AGREEMENTS. Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the Exercise Price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable, and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including without limitation, covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant, and a requirement that any partial exercise of an Option be for no Less than 20% of the total number of shares originally subject to such Option.

     (d) OPTION PERIOD. No Option granted wader the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 20 years from the date of its grant (five years if the Option is granted to a stockholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. A Option may be exercised in full or is part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

     (e) NO FRACTIONAL SHARES. Options shall be exercisable only for whole shares: no fractional shares will be issuable upon exercise of any Option granted under the Plan.

     (f) METHOD OF EXERCISE. In order to exercise an Option with respect to any invested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

          (i) Execute and deliver to the Company a written notice of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised; (ii) Pay the aggregate Exercise Price in one of the alternate forms as set forth in Section 2.2(h) below; and (iii) Furnish appropriate documentation that the person or persons exercising the Option (if other than the Optionholder) has the right to exercise such Option. As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Option in accordance herewith) a certificate or certificates representing the Stock for which the Option has been exercised in accordance with the provisions of this Plan. In no event may any Option be exercised for any fractional shares.

     (g) PAYMENT OF EXERCISE PRICE. The aggregate Exercise Price shall be payable in one of the alternative forms specified below:

          (i) Full payment in cash or check made payable to the Company's order; or

          (ii) To the extent permitted by the Plan Administrator, in its sole and unrestricted discretion, full payment in shares of Stock held for the requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 3.5 hereof); or

          (iii) If a cashless exercise program has been implemented by the Board and to the extent permitted by the Plan Administrator, in its sole and unrestricted discretion, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a Optioned Shares to be purchased and remitted to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the Optioned Shares to be purchased, and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete a sale transaction.

     (h) REPURCHASE RIGHT. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by as Optionholder pursuant to an Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may, in its discretion, also establish as a term and condition of one or more Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

     (i)  TERMINATION OF INCENTIVE STOCK OPTIONS

          (i) TERMINATION OF SERVICE. If any Optionholder ceases to be in Service to the Company for a reason other than death, the Optionholder's vested Incentive Stock Options on the date of termination of such Service shall remain exercisable for no more than 90 days after the date of termination of such Service or unfit the stated expiration date of the Optionholder's Option, whichever occurs first; provided, that (i) if Optionholder is discharged for Cause, or
          (ii) if after the Service of the Optionholder is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Incentive Stock Option shall thereafter be void for all purposes. The Company shall have "Cause" to discharge the Optionholder for (A) commission of a crime by the Optionholder or for reasons involving moral turpitude; (B) an act by the Optionholder which tends to bring the Company into disrepute; or (C) negligent, fraudulent or willful misconduct by the Optionholder. Notwithstanding the foregoing, if any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of Code Section 22(e)(3) (as determined by the applicable Plan Administrator), the Optionholder shall have up to 180 days after the date of termination of Service, but in no event after a stated expiration date of the Optionholder's Incentive Stock Options, to exercise Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminal as a result of such disability.

          (ii) DEATH OF OPTIONHOLDER. If an Optionholder dies while in the Company's Service, the Optionholder's vested Incentive Stock Options as of the date of death shall remain exercisable up to one year after the date of death or until the stated expiration date of the Optionholder's Option, whichever occurs first, and may be exercised only by the person or persons ("Successors";) to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. The Option may be exercised and payment of the Exercise Price made in full by the Successors only after written notice to the Company specifying the number of shares to be purchased. Such notice shall state that the Exercise Plan is being paid in full in the manner specified in Section 2.2 hereof. As soon as practicable after receipt by the Company of such notice and payment in full of the Exercise Price, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the Successors in the written notice of exercise and shall be delivered to the Successors.

     (j) TERMINATION OF NONQUALIFIED OPTIONS. Any Options, which are not Incentive Stock Options and are outstanding at the time an Optionholder dies while in Service to the Company or otherwise ceases to be in Service to the Company, shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options; provided, however, that no Option shall be exercisable after the Option's stated expiration date, and provided further, that if the Optionholder is discharged for Cause or, if after the Optionholder's Service to the Company is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Option will thereafter be void for all purposes.

     (k) OTHER PLAN PROVISIONS STILL APPLICABLE. If an Option is exercised upon the termination of Service or death of an Optionholder under this
          Section 2.2, the other provisions of the Plan shall still be applicable to such exercise, including the requirement that the Optionholder or his or her Successor may be required to enter into a Stock Repurchase Agreement.

     (l) DEFINITION OF "SERVICE." For purposes of this Plan, unless otherwise provided in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of a Plan Administrator, an Optionholder shall be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder shall be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

     (m) TAX REIMBURSEMENT BONUS. The Plan Administrator may, with the consent of the Board, cause the Company to pay a cash bonus to an Optionholder for the purpose of paying ail or a portion of any federal, state or local tax due with respect to the grant, exercises or disposition of an Option, the disposition of shares of Stock acquired upon the exercise of as Option, and/or any payment made under this Section 2.2(m).

                                   ARTICLE III

                                  MISCELLANEOUS

3.1 CAPITAL ADJUSTMENTS. The aggregate number of shares of Stock subject to the Plan, the number of shares covered by outstanding Options, and the Exercise Price stated in such Options shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefore in money, services or property.

3.2 MERGERS, ETC. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled prior to the merger or consolidation. Except as provided in
     Section 3.3 hereof, a dissolution or liquidation of the Company shall cause every Option outstanding hereunder to terminate.

3.3 CORPORATE TRANSACTION. In the event of stockholder approval of a Corporate Transaction, the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Options granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

3.4  CHANGE IN CONTROL

     (a) GRANT PROGRAM. A Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after a Change in Control, to provide for the automatic acceleration of one or more outstanding Options granted by it under the Plan in the vent of a Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options to the extent it deems appropriate. Any Options accelerated upon a Change in Control shall remain fully exercisable until the expiration or sooner termination of the Option term. 3.5 CALCULATION OF FAIR MARKET VALUE OF STOCK. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

          (a) If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are report d by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

          (b) If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          (c) If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate.

3.6 USE OF PROCEED. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options hereunder, if any, shall be used for general corporate purposes.

3.7 CANCELLATION OF OPTIONS. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholder, the cancellation of any or all outstanding Options granted under the Plan and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an Exercise Price that is no less than the minimum Exercise Price as set forth in Section 2.2(b) hereof on the new grant date.

3.8 REGULATORY APPROVALS. The implementation of the Plan, the granting of any Option hereunder, and the issuance of Stock upon the exercise of any such Option shall be subject to the procurement by the Company of all requisite approvals and permits.

3.9 INDEMNIFICATION. Each and every member of a Plan Administrator, in addition to such other available rights of indemnification, shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred in connection with any action, suit, or other legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

3.10 PLAN NOT EXCLUSIVE. This Plan is not intended to be the exclusive means by which the Company may issue options to acquire its Stock. To the extent permitted by applicable law, other options or awards may be issued by the Company other than pursuant to this Plan without stockholder approval.

3.11 COMPANY RIGHTS. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

3.12 PRIVILEGE OF STOCK OWNERSHIP. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Exercise Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise and full payment for such Optioned Shares.

3.13 ASSIGNMENT. Except as may be specifically allowed by the Plan Administrator and set forth in the documents evidencing an Option. No Option granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution. Such Option shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. Notwithstanding the foregoing, no Incentive Stock Option granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Incentive Stock Option shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

3.14 SECURITIES RESTRICTIONS

     (a) LEGEND ON CERTIFICATES. All certificates representing shares of Stock issued upon exercise of Options granted under the Plan shall be endorsed with a legend reading as follows:

     THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED TO THE REGISTERED OWNER IN RELIANCE UPON WRITTEN REPRESENTATIONS THAT THESE

     SHARES HAVE BEEN PURCHASED SOLELY FOR INVESTMENT. THESE SHARES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS IN THE OPINION OF THE COMPANY AND ITS LEGAL COUNSEL SUCH SALE, TRANSFER OR ASSIGNMENT WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER. (b) PRIVATE OFFERING FOR INVESTMENT ONLY. The Options are and shall be made available only to a limited number of present and future employees who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's employees. By the act of accepting an Option, each grantee agrees
     (i) that any shares of Stock acquired pursuant to any Option will be solely acquired for investment and not with any intention to resell or redistribute those shares, and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

     (c) REGISTRATION STATEMENT. If a Registration Statement covering a shares of Stock issuable upon exercise of Options granted under the Plan is filed under the Securities Act of 1933, as amended, and is declared effective by the U.S. Securities Exchange Commission, the provisions of Sections 3.14(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

3.15 TAX WITHHOLDING

     (a) GENERAL. The Company's obligation to deliver Stock upon the exercise of Options under the Plan shall be subject to the satisfaction of all applicable United States, Canadian, state, provincial, and local income tax withholding requirements.

     (b) SHARES TO PAY FOR WITHHOLDING. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section 3.15(b) and such supplemental rules as it may from time to time adopt, provide any or all Optionholders with the right to use shares of Stock in satisfaction of all or part of the United States, Canadian, state, provincial, and local income tax liabilities ("Taxes") incurred by such Optionholders in connection with the exercise of their Options. Such right may be provided to Optionholders in either or both of the following formats:

     (i) STOCK WITHHOLDING. The Plan Administrator may, in its discretion, provide the Optionholder with the election to have the Company withhold, from the Stock otherwise issuable upon the exercise of an Option, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the Optionholder.

     (ii) STOCK DELIVERY. The Plan Administrator may, in its discretion, provide the Optionholder with the election to deliver to the Company, at the time the Option is exercised, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the Taxes incurred in connection with such Option exercise as designated by the optionholder.

3.16 GOVERNING LAW. The Plan shall be governed by and all questions thereunder shall be determined in accordance with the laws of the State of Nevada, without regard to its conflicts of laws principles.

                                   ARTICLE IV

                                   DEFINITIONS

     The following capitalized terms used in this Plan shall have the meaning described below:

"AFFILIATES" shall have the meaning set forth in Section 2.1(b) hereof.

"BOARD" shall mean the Board of Directors of the Company.

"CAUSE" shall have the meaning set forth in Section 2.2(i)(i) hereof.

"CHANGE IN CONTROL" shall mean and include the following transactions or situations (i) a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by, or under common control with the Company, acquires ownership of 40 percent or more of the Company's outstanding common stock pursuant to a tender or exchange offer which the Board of Directors recommends that the Company's stockholders not accept, or
(ii) the change in the composition of the Board occurs such that those individuals who were elected to the Board at the last stockholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board by reason of a contested election.

"CODE" shall mean the United States Internal Revenue Code of 1986, as amended.

"COMPANY" shall mean Meier Worldwide Intermedia, Inc. a Nevada corporation.

"CORPORATE TRANSACTION" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated;(b) the sale, transfer of or other disposition of, all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (C) any reverse merger in which the Company is the surviving entity but in which the securities possessing snore than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

"EFFECTIVE DATE" shall mean the date that the Plan has been approved by the stockholders as set forth in Section 1.3(a) hereof.

"ELIGIBLE PERSONS" shall have the meaning set forth in Section 2.1(a) hereof.

"EMPLOYEE" shall mean any natural person employed by the company and shall include, without limitation, directors, independent consultants or advisors.

"EMPLOYEE COMMITTEE" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of two or more persons who are members of the Board.

"EXERCISE DATE" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

"EXERCISE PRICE" shall mean the Exercise Price per share as specified by the Plan Administrator pursuant to Section 2.2(b) hereof.

"GRANT PROGRAM" shall mean the program  described in this Plan pursuant to which
Eligible   Persons  are  granted   Options  in  the   discretion   of  the  Plan
Administrator.

"INCENTIVE STOCK OPTION" shall mean an Option that is intended to qualify as an "incentive stock option" under Code Section 422.

"OPTIONED SHARES" shall have the meaning set forth in Section 2.2(a) hereof.

"OPTIONHOLDER" shall mean an Eligible Person to whom Options have been granted.

"OPTIONS" shall mean options to acquire Stock granted under the Plan.

"PARENT CORPORATION" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

"PLAN" shall mean this stock option plan for Meier Worldwide Intermedia, Inc.

"PLAN ADMINISTRATOR" shall mean (a) either the Board, the Senior Committee, or any other comittee, whichever is applicable, with respect to the administration of the Grant Program as it relates to Affiliates, and (b) either the Board, the Senior Committee, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Grant Program as it relates to Non-Affiliates. "RULE 16b-3" shall have the meaning set forth in
Section 1.1(e) hereof.

"SENIOR COMMITTEE" shall have the meaning set forth in Section 2.1(b) hereof.

"SERVICE" shall have the meaning set forth in Section 2.2(l) hereof.

"STOCK" shall mean shares of the Company's common stock, $.001 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

"SUBSIDIARY CORPORATION" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

"SUCCESSORS" shall have the meaning set forth in Section 2.21(i)(ii) hereof.

"TAXES" shall have the meaning set forth in Section 3.15(b) hereof.


EXECUTED as of the 6th day of May, 2005.


MEIER WORLDWIDE INTERMEDIA, INC.

     By: /s/ JAMES MEIER
        ----------------
     Its: Director


ATTESTED BY: